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               WARBURG PINCUS NEW YORK INTERMEDIATE MUNICIPAL FUND
                           (Common and Advisor Shares)

            Supplement to the Prospectus and Statement of Additional
                       Information dated February 17, 1998

The following information supplements the information in the Prospectus and Statement of Additional Information in the section entitled "Management of the Funds":


Effective October 22, 1998, Dale C. Christensen is no longer a Co-Portfolio Manager of the Warburg Pincus New York Intermediate Municipal Fund. Patrick A. Bittner and Sharon B. Parente continue to serve as Co-Portfolio Managers of the Fund.

Dated: October 22, 1998                                          16-1098
                                                                 for
                                                                 WPBDF
                                                                 ADBDF